Exhibit T3A.25

File Copy

CERTIFICATE OF INCORPORATION
OF A
PRIVATE LIMITED COMPANY

Company Number **9129663**

The Registrar of Companies for England and Wales, hereby certifies that

PRIMEGEN LIMITED

is this day incorporated under the Companies Act 2006 as a private company, that the company is limited by shares, and the situation of its registered office is in England and Wales

Given at Companies House, Cardiff, on **14th July 2014**

N09129663N

The above information was communicated by electronic means and authenticated by the Registrar of Companies under section 1115 of the Companies Act 2006

Companies House

REGISTRAR OF COMPANIES FOR ENGLAND AND WALES

THE OFFICIAL SEAL OF THE REGISTRAR OF COMPANIES

Companies House

IN01(ef)

Application to register a company

Received for filing in Electronic Format on the: **14/07/2014**

X3C3SEQ8

Company Name in full:	**PRIMEGEN LIMITED**
Company Type:	**Private limited by shares**
Situation of Registered Office:	**England and Wales**
Proposed Register Office Address:	**65 DELAMERE ROAD** **HAYES** **MIDDLESEX** **UNITED KINGDOM** **UB4 0NN**

I wish to entirely adopt the following model articles: **Private (Ltd by Shares)**

Company Director 1

Type: **Person**
Full forename(s): MRS JAGJEET KAUR

Surname: AHLUWALIA

Former names:

Service Address: UNIT15 MOORCROFT HARLINGTON ROAD
UXBRIDGE
MIDDLESEX
UNITED KINGDOM
UB8 3HD

Country/State Usually Resident: UNITED KINGDOM

Date of Birth: 16/11/1962 *Nationality:* BRITISH
Occupation: PHARMACIST

Consented to Act: **Y** *Date authorised:* 14/07/2014 *Authenticated:* YES

Company Director *2*

Type: **Person**

Full forename(s): MR ANIL KUMAR

Surname: SHARMA

Former names:

Service Address: UNIT 15 MOORCROFT HARLINGTON ROAD
UXBRIDGE
MIDDLESEX
UNITED KINGDOM
UB8 3HD

Country/State Usually Resident: UNITED KINGDOM

Date of Birth: **06/07/1952** *Nationality:* BRITISH

Occupation: PHARMACIST

Consented to Act: **Y** *Date authorised:* **14/07/2014** *Authenticated:* **YES**

Company Director 3

Type: **Person**

Full forename(s): **MRS SNEH**

Surname: **SHARMA**

Former names:

Service Address: **UNIT 15 MOORCROFT HARLINGTON ROAD**
UXBRIDGE
MIDDLESEX
UNITED KINGDOM
UB8 3HD

Country/State Usually Resident: **UNITED KINGDOM**

Date of Birth: **19/01/1956** *Nationality:* **BRITISH**

Occupation: **DIRECTOR**

Consented to Act: **Y** *Date authorised:* **14/07/2014** *Authenticated:* **YES**

Statement of Capital (Share Capital)

Class of shares	**ORDINARY**	*Number allotted*	**1000**
		Aggregate nominal value	**1000**
Currency	**GBP**	*Amount paid per share*	**1**
		Amount unpaid per share	**0**

Prescribed particulars

EACH SHARE HAS FULL RIGHTS IN THE COMPANY WITH RESPECT TO VOTING, DIVIDENDS AND DISTRIBUTIONS.

Statement of Capital (Totals)

Currency	**GBP**	*Total number of shares*	**1000**
		Total aggregate nominal value	**1000**

Name:	ANIL KUMAR SHARMA		
Address:	1 RUSSELL CLOSE NORTHWOOD MIDDLESEX UNITED KINGDOM HA6 2LZ	*Class of share:*	ORDINARY
		Number of shares:	500
		Currency:	GBP
		Nominal value of each share:	1
		Amount unpaid:	0
		Amount paid:	1
Name:	SNEH SHARMA		
Address:	1 RUSSELL CLOSE NORTHWOOD MIDDLESEX UNITED KINGDOM HA6 2LZ	*Class of share:*	ORDINARY
		Number of shares:	100
		Currency:	GBP
		Nominal value of each share:	1
		Amount unpaid:	0
		Amount paid:	1
Name:	UDAYA SHARMA		
Address:	1 RUSSELL CLOSE NORTHWOOD MIDDLESEX UNITED KINGDOM HA6 2LZ	*Class of share:*	ORDINARY
		Number of shares:	100
		Currency:	GBP
		Nominal value of each share:	1
		Amount unpaid:	0
		Amount paid:	1

Name:	**JAGJEET KAUR AHLUWALIA**		
Address:	**KEYERS BRIDGE HOUSE WOKINGHAM ROAD HURST READING UNITED KINGDOM RG10 0RU**	*Class of share:*	**ORDINARY**
		Number of shares:	**250**
		Currency:	**GBP**
		Nominal value of each share:	**1**
		Amount unpaid:	**0**
		Amount paid:	**1**

Name:	**BHAGWANT SINGH RATTAN**		
Address:	**25 MAYFLOWER LODGE REGENTS PARK ROAD LONDON UNITED KINGDOM N3 3HU**	*Class of share:*	**ORDINARY**
		Number of shares:	**50**
		Currency:	**GBP**
		Nominal value of each share:	**1**
		Amount unpaid:	**0**
		Amount paid:	**1**

Statement of Compliance

I confirm the requirements of the Companies Act 2006 as to registration have been complied with.

Name: **ANIL KUMAR SHARMA**

Authenticated: **YES**

Name: **SNEH SHARMA**

Authenticated: **YES**

Name: **UDAYA SHARMA**

Authenticated: **YES**

Name: **JAGJEET KAUR AHLUWALIA**

Authenticated: **YES**

Name: **BHAGWANT SINGH RATTAN**

Authenticated: **YES**

Authorisation

Authoriser Designation: **subscriber** *Authenticated:* **Yes**

COMPANY HAVING A SHARE CAPITAL

Memorandum of association of

PRIMEGEN LIMITED

Each subscriber to this memorandum of association wishes to form a company under the Companies Act 2006 and agrees to become a member of the company and to take at least one share.

Name of each subscriber	Authentication
ANIL KUMAR SHARMA	Authenticated Electronically
SNEH SHARMA	Authenticated Electronically
UDAYA SHARMA	Authenticated Electronically
JAGJEET KAUR AHLUWALIA	Authenticated Electronically
BHAGWANT SINGH RATTAN	Authenticated Electronically

Dated: 14/07/2014